Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The aggregate amount of income taxes included in the Consolidated Statements of Income and the Consolidated Statements of Equity for the years ended December 31, were as follows:

(Dollars in thousands)	2017	2016	2015
Consolidated Statements of Income:
Income tax expense/(benefit)	$131,892	$106,810	$10,941
Consolidated Statements of Equity:
Income tax expense/(benefit) related to:
Net unrealized gains/(losses) on pension and other postretirement plans	(832)	(7,172)	(6,689)
Net unrealized gains/(losses) on securities available-for-sale	(2,955)	(12,810)	(9,445)
Net unrealized gains/(losses) on cash flow hedges	(3,163)	(780)	—
Share based compensation	—	(1,613)	(356)
Total	$124,942	$84,435	$(5,549)

The components of income tax expense/(benefit) for the years ended December 31, were as follows:

(Dollars in thousands)	2017	2016	2015
Current:
Federal	$10,012	$25,234	$(5,059)
State	879	1,803	(8,258)
Foreign	—	169	62
Deferred:
Federal	114,059	67,109	19,487
State	6,942	12,495	4,706
Foreign	—	—	3
Total	$131,892	$106,810	$10,941

On December 22, 2017, the Tax Cuts and Jobs Act “Tax Act” was signed into law. The Tax Act reduces the federal statutory tax rate from 35 percent to 21 percent. Although the rate reduction was not effective until January 1, 2018, GAAP required an adjustment in 2017 of deferred tax balances to reflect the new effective tax rate. FHN recorded an $82 million increase in tax expense related to the effects of the Tax Act. This estimate will be adjusted during the measurement period related to the CBF acquisition and as deferred tax items are finalized for the 2017 tax return.

A reconciliation of expected income tax expense/(benefit) at the federal statutory rate of 35 percent to the total income tax expense follows:

(Dollars in thousands)	2017	2016	2015
Federal income tax rate	35%	35%	35%
Tax computed at statutory rate	$108,105	$120,862	$37,889
Increase/(decrease) resulting from:
State income taxes	4,753	9,918	7
Bank-owned life insurance (“BOLI”)	(8,401)	(5,661)	(4,897)
401(k) – employee stock ownership plan (“ESOP”)	(904)	(824)	(714)
Tax-exempt interest	(7,890)	(7,098)	(6,507)
Non-deductible expenses	7,558	1,079	887
LIHTC credits and benefits, net of amortization	(5,327)	(6,165)	(7,239)
Other tax credits	(2,480)	(3,886)	(2,012)
Change in valuation allowance – DTA	(40,473)	(116)	(3,875)
Other changes in unrecognized tax benefits	46	616	(1,386)
Effect of Tax Act	82,027	—	—
Other	(5,122)	(1,915)	(1,212)
Total	$131,892	$106,810	$10,941

As of December 31, 2017, FHN had net deferred tax asset balances related to federal and state income tax carryforwards of $126.8 million and $19.8 million, respectively, which will expire at various dates as follows:

(Dollars in thousands)	Expiration Dates	Net Deferred Tax Asset Balance
General business credits-federal	2031-2037	$64,835
Losses-federal	2027-2035	62,010
Net operating losses-states	2018-2022	1,092
Net operating losses-states	2023-2035	18,709

A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is recognized for the tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax consequence is calculated by applying enacted statutory tax rates, applicable to future years, to these temporary differences. In order to support the recognition of the DTA, FHN’s management must believe that the realization of the DTA is more likely than not. FHN evaluates the likelihood of realization of the DTA based on both positive and negative evidence available at the time, including (as appropriate) scheduled reversals of DTLs, projected future taxable income, tax planning strategies, and recent financial performance. Realization is dependent on generating sufficient taxable income prior to the expiration of the carryforwards attributable to the DTA. In projecting future taxable income, FHN incorporates assumptions including the estimated amount of future state and federal pretax operating income, the reversal of temporary differences, and the implementation of feasible and prudent tax planning strategies. These assumptions require significant judgment about the forecasts of future taxable income and are consistent with the plans and estimates used to manage the underlying business.
As of December 31, 2017, FHN's net DTA was $221.8 million compared with the $199.6 million at December 31, 2016. FHN's gross DTA (net of a valuation allowance) and gross DTL were $353.2 million and $131.4 million, respectively. FHN's net DTA increased by $137.7 million on November 30, 2017 upon the merger of CBF into FHN. The provisional estimate of the effects of the Tax Act, discussed in this Note above, includes tax expense related to a decrease in the acquired DTA from CBF by approximately $48.1 million due to the adjustment of the DTA to the lower federal tax rate. As of December 31, 2017, FHN had fully utilized all capital loss carryovers. FHN had a valuation allowance of $40.4 million against its 2012 federal capital loss carryforward as of December 31, 2016. Although realization is not assured, FHN believes that it meets the more-likely-than-not requirement with respect to the net DTA after valuation allowance.
Temporary differences which gave rise to deferred tax assets and deferred tax liabilities on December 31, 2017 and 2016 were as follows:

(Dollars in thousands)	2017	2016
Deferred tax assets:
Loss reserves	$91,390	$65,605
Employee benefits	50,404	83,074
Equity investments	28,547	—
Accrued expenses	16,052	16,767
Capital loss carryforwards	—	44,469
Credit carryforwards	64,835	80,048
Federal loss carryforwards	62,010	175
State loss carryforwards	19,801	19,438
Investment in debt securities (ASC 320) (a)	8,811	10,693
Other	11,512	17,340
Gross deferred tax assets	353,362	337,609
Valuation allowance	(147)	(40,593)
Deferred tax assets after valuation allowance	$353,215	$297,016
Deferred tax liabilities:
Depreciation and amortization	43,040	36,347
Equity investments	—	12,196
Other intangible assets	55,923	37,596
Prepaid expenses	9,255	11,150
Real estate investment trust income	22,576	—
Other	602	114
Gross deferred tax liabilities	131,396	97,403
Net deferred tax assets	$221,819	$199,613
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Tax effects of unrealized gains and losses are tracked on a security-by-security basis.
The total unrecognized tax benefits (“UTB”) at December 31, 2017 and 2016, was $4.3 million and $4.2 million, respectively. To the extent such unrecognized tax benefits as of December 31, 2017 are subsequently recognized, $1.8 million of tax benefits would impact tax expense and FHN’s effective tax rate in future periods.
FHN is currently in audit in several jurisdictions. It is reasonably possible that the UTB related to state exposures could decrease by $.5 million during 2018 if audits are completed and settled and if the applicable statutes of limitations expire as scheduled.
FHN recognizes interest accrued and penalties related to UTB within income tax expense. FHN had approximately $.4 million and $.3 million accrued for the payment of interest as of December 31, 2017 and 2016, respectively. The total amount of interest and penalties recognized in the Consolidated Statements of Income during 2017 and 2016 was an expense of $.1 million and $.2 million, respectively.
The rollforward of unrecognized tax benefits is shown below:

(Dollars in thousands)
Balance at December 31, 2015	$3,673
Increases related to prior year tax positions	951
Increases related to current year tax positions	27
Settlements	(407)
Balance at December 31, 2016	$4,244
Increases related to prior year tax positions	33
Increases related to current year tax positions	174
Lapse of statutes	(180)
Balance at December 31, 2017	$4,271